EXHIBIT 32.2

WECONNECT TECH INTERNATIONAL, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of WeConnect Tech International, Inc. (the “Company”) on Form 10-K for the year ended July 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chow Wing Loke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chow Wing Loke Chow Wing Loke
Date: October 29, 2019	Chief Financial Officer